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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated February 15, 2001, included in this Form 10-K into the Company's previously field Registration Statements File No. 333-50289 and No. 333-58817.

/s/ ARTHUR ANDERSEN LLP
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Houston, Texas
March 29, 2001